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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2002

HA-LO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

001-13525
(Commission File Number)

Delaware	36-3573412
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

707 Skokie Boulevard, Suite 600, Northbrook, IL 60062
(Address of principal executive offices, with zip code)

(847) 600-3000
(Registrant's telephone number, including area code)

500 Lake Cook Road, Suite 350, Deerfield, Illinois 60015
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

        HA-LO Industries, Inc. ("HA-LO") had previously engaged Arthur Andersen LLP ("Andersen") as its independent public accountant. In July 2002, HA-LO was verbally informed by the engagement partner at Andersen that Andersen could not continue to serve as HA-LO's independent public accountant because of Andersen's business problems and its inability to comply with the provisions of the applicable securities rules and regulations. In addition, the engagement partner informed HA-LO that Andersen was submitting a proof of claim in HA-LO's pending bankruptcy case (see Item 5 below for additional information regarding HA-LO's bankruptcy case), which act also precludes Andersen from continuing to serve as HA-LO's independent public accountant under applicable law.

        HA-LO does not intend to retain new independent accountants at this time due to its current financial condition and status as a company in bankruptcy. HA-LO cannot at this time project when it might retain new independent accountants, if at all.

Item 5. Other Events.

        HA-LO does not at this time intend to restate its financial results despite its prior intention to do so indicated in a Form 8-K filed with the Securities and Exchange Commission on November 21, 2001. As indicated above in Item 4, HA-LO currently does not intend to retain new independent accountants, which would be necessary to complete an audit of its financial statements and restate its financial results.

        HA-LO earlier this year completed the sale of its business division based in Troy, Michigan and all of the stock of its wholly owned subsidiary HA-LO Canada, Inc. ("HA-LO Canada") to The Beanstalk Group for an aggregate of $10 million in cash and promissory notes. The Michigan based business division had satellite offices in Orlando, Florida and Norfolk, Virginia. HA-LO Canada had offices in Toronto, Vancouver and Calgary. This sale was approved by the Delaware Bankruptcy Court (as defined below) on January 16, 2002. On January 25, 2002, HA-LO issued a press release relating to the sale to The Beanstalk Group. A copy of such press release is attached hereto as an exhibit and incorporated herein by reference.

        In August 2002, HA-LO engaged, subject to the approval of the Bankruptcy Court (as defined below), Lincoln Partners LLC to explore a potential sale of the balance of HA-LO's business. The process is currently in the early stages and no potential buyers have been definitively identified.

        On May 28, 2002, an Amended Consolidated Class Action Complaint was filed in the United States District Court for the Northern District of Illinois, Eastern Division, against various former and current officers and directors of HA-LO, alleging that such individuals violated (i) Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10b-5 promulgated thereunder and (ii) Section 20(a) of the Exchange Act, and requesting compensatory damages in an amount to be proven at trial and related costs and expenses (the "Class Action Suit"). On July 3, 2002, HA-LO and the Official Committee of Unsecured Creditors filed a Verified Complaint (the "Injunction Complaint") in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"), against the plaintiffs in the Class Action Suit, for (i) a preliminary and permanent injunction against further prosecution of the Class Action Suit and (ii) a declaratory judgment that any proceeds from any director and officer insurance policy carried by HA-LO are the sole and exclusive property of HA-LO's bankruptcy estate. The plaintiffs in the Class Action Suit are scheduled to answer the Injunction Complaint in the Bankruptcy Court on September 18, 2002.

        On August 30, 2002, HA-LO filed a complaint against its former Chief Executive Officer John R. Kelley in the United States District Court for the Northern District of Illinois for breach of the fiduciary duties of care and loyalty and for waste, in connection with his role in HA-LO's acquisition of Starbelly.com, Inc. in 2000 for $240 million in cash and stock. Mr. Kelley is scheduled to answer on October 14, 2002.

        Since filing bankruptcy on July 30, 2001, HA-LO has undertaken various actions to improve its financial health, including reductions in force and resultant closures of various office locations. On August 1, 2001, HA-LO entered into a Revolving Credit Agreement with LaSalle Bank National Association, which has been subsequently amended and presently provides a credit facility of $3 million reflecting its decreasing borrowing needs. HA-LO is considering various types of actions to facilitate its emergence from bankruptcy, including but not limited to the sale of the company as indicated above.

        HA-LO remains a debtor, with two of its subsidiaries, Lee Wayne Corporation and Starbelly.com, Inc. (the "Debtors") in three separate, although jointly administered, Chapter 11 cases (the "Cases") in case number 02 B 12059, and continues to work towards emerging from bankruptcy. To date, although discussions have commenced between the Debtors and the Official Committee of Unsecured Creditors regarding the form and content of a plan or plans of reorganization, no plan or plans of reorganization have been filed or confirmed by the Bankruptcy Court. The parties have not yet agreed upon any terms and conditions of any consensual plan. Even with the actions taken above and the discussions to date, the holders of equity interests in HA-LO remain unlikely to receive or retain anything of value on account of their interests in HA-LO in the bankruptcy.

        HA-LO is filing the reports required to be filed with the United States Trustee under Federal Rule of Bankruptcy Procedure 2015 of Chapter 11 of Title 11 of the United States Code, under the cover of Form 8-K in lieu of filings on Form 10-Q and Form 10-K.

        On August 29, 2002, HA-LO filed its July 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this July 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On August 28, 2002, HA-LO filed its June 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this June 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On July 22, 2002, HA-LO filed its May 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this May 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On July 22, 2002, HA-LO filed its April 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this April 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On July 22, 2002, HA-LO filed its March 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this March 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On April 26, 2002, HA-LO filed its February 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this February 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On April 26, 2002, HA-LO filed its January 2002 monthly Rule 2015 United States Trustee report with the Bankruptcy Court. Copies of the required documents in this January 2002 report are attached hereto as an exhibit and incorporated herein by reference.

        On March 12, 2002, HA-LO filed its December 2001 monthly Rule 2015 United States Trustee report with the United States Bankruptcy Court for the District of Delaware (the "Delaware Bankruptcy Court"), where the Cases were originally filed as case number 01-10000 and then later transferred to the Bankruptcy Court on or about March 19, 2002. Copies of the required documents in this December 2001 report are attached hereto as an exhibit and incorporated herein by reference.

        On March 12, 2002, HA-LO filed its November 2001 monthly Rule 2015 United States Trustee report with the Delaware Bankruptcy Court. Copies of the required documents in this November 2001 report are attached hereto as an exhibit and incorporated herein by reference.

        On March 12, 2002, HA-LO filed its October 2001 monthly Rule 2015 United States Trustee report with the Delaware Bankruptcy Court. Copies of the required documents in this October 2001 report are attached hereto as an exhibit and incorporated herein by reference.

        On March 18, 2002, HA-LO filed its September 2001 monthly Rule 2015 United States Trustee report with the Delaware Bankruptcy Court. Copies of the required documents in this September 2001 report are attached hereto as an exhibit and incorporated herein by reference.

        On November 28, 2001, HA-LO filed its August 2001 monthly Rule 2015 United States Trustee report with the Delaware Bankruptcy Court. Copies of the required documents in this August 2001 report are attached hereto as an exhibit and incorporated herein by reference.

        Persons interested in more information concerning the Cases, or the Debtors' financial performance, are encouraged to review the pleadings, reports and other papers on file in the Office of the Clerk of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Everett McKinley Dirksen Federal Building, 219 S. Dearborn Street, Chicago, Illinois.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99.1	Press Release dated January 25, 2002.
	99.2	July 2002 Monthly Rule 2015 Report Documents.
	99.3	June 2002 Monthly Rule 2015 Report Documents.
	99.4	May 2002 Monthly Rule 2015 Report Documents.
	99.5	April 2002 Monthly Rule 2015 Report Documents.
	99.6	March 2002 Monthly Rule 2015 Report Documents.
	99.7	February 2002 Monthly Rule 2015 Report Documents.
	99.8	January 2002 Monthly Rule 2015 Report Documents.
	99.9	December 2001 Monthly Rule 2015 Report Documents.
	99.10	November 2001 Monthly Rule 2015 Report Documents.
	99.11	October 2001 Monthly Rule 2015 Report Documents.
	99.12	September 2001 Monthly Rule 2015 Report Documents.
	99.13	August 2001 Monthly Rule 2015 Report Documents.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA-LO INDUSTRIES, INC.
Date: September 20, 2002	By:	/s/ MARC S. SIMON Marc S. Simon Chief Executive Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated January 25, 2002.
99.2	July 2002 Monthly Rule 2015 Report Documents.
99.3	June 2002 Monthly Rule 2015 Report Documents.
99.4	May 2002 Monthly Rule 2015 Report Documents.
99.5	April 2002 Monthly Rule 2015 Report Documents.
99.6	March 2002 Monthly Rule 2015 Report Documents.
99.7	February 2002 Monthly Rule 2015 Report Documents.
99.8	January 2002 Monthly Rule 2015 Report Documents.
99.9	December 2001 Monthly Rule 2015 Report Documents.
99.10	November 2001 Monthly Rule 2015 Report Documents.
99.11	October 2001 Monthly Rule 2015 Report Documents.
99.12	September 2001 Monthly Rule 2015 Report Documents.
99.13	August 2001 Monthly Rule 2015 Report Documents.

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  Item 4. Changes in Registrant's Certifying Accountant.
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX